Registration No. 333-63151

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

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Pre-Effective Amendment No. __

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Post-Effective Amendment No. 15

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REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

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Amendment No. 16

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PRASAD SERIES TRUST

(Exact name of registrant as specified in charter)

8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147

(Address of principal executive offices)

Registrant’s Telephone Number: (877) 772-7231

Rajendra Prasad, 1310 East Ocean Blvd., Unit #1401, Long Beach, CA 90802

(Name and address of agent for service)

Copy to:

Patricia C. Foster, Esq.

Patricia C. Foster, Esq. PLLC

190 Office Park Way

Pittsford, NY 14534

It is proposed that this filing will become effective (check appropriate box):

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Immediately upon filing pursuant to paragraph (b)

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On (date) pursuant to paragraph (b)

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60 days after filing pursuant to paragraph (a)(1)

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On (date)  pursuant to paragraph (a)(1)

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75 days after filing pursuant to paragraph (a)(2)

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On date pursuant to paragraph (a)(2) of Rule 485.

{320804:12}

PRASAD GROWTH FUND

Prospectus dated July 28 , 2010

8000 Town Center Drive

Suite 400

Broadview Heights, Ohio 44147

(877) 772-7231

http://www.prasad.net

Ticker Symbol:  PRGRX

Prasad Growth Fund, a series of Prasad Series Trust, is a mutual fund that seeks capital appreciation.

The Securities and Exchange Commission has not approved or disapproved these securities or determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund’s investment objective is to obtain capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge imposed on purchases

None

(as a percentage of the offering price)

            Maximum Deferred Sales Charge

None

(as a percentage of redemption proceeds)

Redemption Fee for Shares Redeemed by Wire Transfer

$20.00

Annual Fund Operating Expenses

(expenses that you pay indirectly each year as a percentage of your investment)

Management Fees	1.50%
Distribution and/or Service Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.31%
Total Annual Fund Operating Expenses	1.81%[1]

1 Total Fund Operating Expenses in the table above do not correlate with the Ratio of Expenses to Net Assets for the fiscal year ended March 31, 2010 as shown in the “Financial Highlights” section of this prospectus.  Total Fund Operating Expenses in the table above include “Acquired Fund Fees and Expenses” which are fees and expenses that the Fund incurs indirectly through its investments in the underlying funds in which it invests.  The Ratio of Expenses to Net Assets for the for the fiscal year ended March 31, 2010 as shown in the “Financial Highlights” section of this prospectus does not take “Acquired Fund Fees and Expenses” into account.

Examples

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assume s that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those period s .. The example also assume s that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your expenses would be as follows:

1 Year	3 Years	5 Years	10 Years
$184.00	$569.00	$980.00	$2,127.00

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years
$184.00	$569.00	$980.00	$2,127.00

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflect ed in the annual fund operating expenses or in the examples, affect the fund’s performance.  During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 2220 % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks its investment objective principally by investing at least 65% of its total assets in equity securities.   The Fund emphasizes investments in equity securities of growth companies without limitation as to market capitalization.   Equity securities include common stocks and preferred stocks , as well as securities convertible into or exchangeable for common stocks or preferred stocks.

The Fund may invest up to 100% of its assets in equity securities indirectly through investments in shares of Exchange Traded Funds (ETFs) , and up to 10% of its assets indirectly through investments in Closed End Funds.   The Fund may invest in both traditional and non-traditional ETFs.   Non-traditional ETFs present more risk.  The Fund’s investments in shares of ETFs may result in substantial investments in issuers of foreign and emerging market securities.

The Fund’s portfolio turnover strategy permits it to purchase and sell securities frequently.

PRINCIPAL RISKS

The price of the Fund’s shares can go up and down substantially.  The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests or as a result of  poor security selection, which could cause the Fund to underperform other funds with similar investment objectives.  There is no assurance that the Fund will achieve its investment objective.  When you redeem your shares, they may be worth more or less than what you paid for them.  These risks mean that you can lose money by investing in the Fund.

General Risks.  Investing for capital appreciation ordinarily exposes capital to added risk. Shares of the Fund are intended for you only if you are able and willing to take such risk.  There can be no assurance that the Fund’s investment objective will be attained.  The Fund’s share price may decline and you could lose money.

Stock Market Risks.  The value of the Fund’s portfolio may be affected by changes in the stock markets.   Stock markets are subject to significant fluctuations in value as a result of political, economic and market developments.   Geographically diverse stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.  If a stock market declines in value, the Fund’s share price is likely to decline in value.

Main Risks of Growth Investing . Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies.   “Growth” stocks generally are more expensive relative to their earnings or assets than other types of stocks.    If a growth company’s earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply.  Consequently, “growth” stocks are more volatile than other types of stocks.  In particular, growth stocks are very sensitive to changes in their earnings.  Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund’s share price Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so.  During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. .. Growth stocks may also be more volatile than other securities because of investor speculation. There is no assurance that the Fund’s “growth” style of investing will achieve its desired result.  In fact, the Fund may decline in value as a result of emphasizing this style of investing.

Main Risks of Small- and Mid-Cap Stocks . The Fund may invest in equity securities of companies without regard to market capitalization. Small- and mid-sized companies may be either established or newer companies, including companies that have been in operation for less than three years.  While smaller companies might offer greater opportunities for gain, they also involve greater risk of loss. These companies may be more sensitive to changes in earnings expectations and may experience more abrupt and erratic price movements.  Securities of small- and mid-size companies may not have established markets for their products or services and may have fewer customers and product lines.  They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions.  Since small- and mid-size companies typically reinvest a highproportion of their earnings in their businesses, they may not pay dividends for some time, particularly if they are newer companies.  Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies.  They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business.  It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all.

Non-Diversification.  The Fund is a “non-diversified” fund.  The Fund is considered “non-diversified” because, compared to other funds, a higher percentage of the Fund’s assets may be invested in the shares of a limited number of companies.  The Fund’s portfolio securities, therefore, may be more susceptible to a decline in value as a result of any single economic, political, or regulatory occurrence than the portfolio securities of a “diversified” fund.

Portfolio Turnover.   The Fund’s portfolio turnover strategy permits it to purchase and sell securities at frequent intervals.   A high rate of portfolio turnover in any year will increase brokerage commissions paid by the Fund, thus reducing the Fund’s total return, and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders when Fund shares are held in taxable accounts.   The Fund’s portfolio turnover rate has been high in each of its last three fiscal years.

Risks of Closed-End Funds . The price of a closed-end fund can fluctuate within a wide range, and the Fund could lose money investing in a closed-end fund or ETF if the prices of the securities owned by the closed-end fund go down. In addition, (1) the market price of the shares of the closed-end fund or ETF may trade at a discount to their net asset value; (2) an active trading market for the shares of the closed-end fund may not develop or be maintained; or (3) trading of the shares of the closed-end fund may be halted if the listing exchange’s officials deems such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Risks of Traditional ETFs.   Traditional ETFs attempt to replicate the performance of an index. Although they vary in the risks that they present, certain risks are common to traditional ETFs.  These risks include market risk, asset class risk, concentration risk and management risk.  Market risk is the risk that fluctuations in the price of a particular ETF could result in loss of value.  Asset-class risk is the risk that the types of securities in which a particular ETF invests will underperform other investments.  Concentration risk is the risk that the securities held by an ETF with a more concentrated investment focus will be more susceptible to singular events that  do not affect other sectors of the market. Management risk is the risk that a particular ETF will not fully replicate the underlying index, which can result in returns that are less than the returns of the underlying index.

Risks of Non-Traditional ETFs .  Non-traditional ETFs may include “leveraged” ETFs and “inverse” ETFs.  Unlike traditional ETFs, which attempt to replicate the performance of an index, leveraged and inverse ETFs seek investment returns on some basis other than a one-to-one long only relationship to an underlying index.  Non-traditional ETFs use derivatives, such as swaps and futures, to achieve leveraged or inverse returns.  Because non-traditional ETFs seek relational returns, they are structured to “reset” in relation to their underlying indexes as soecified reset periods.  This reset feature can cause non-traditional ETFs to have unexpected results over time.  Because the Fund’s investments in ETFs may cause volatility in the Fund’s share price, the management risk associated with this investment strategy is considerable.

Risks of Foreign Securities . T he closed-end funds or ETFs in which the Fund invests may have substantial investments in foreign securities, which can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market. If these factors cause the net asset values of the closed-end funds or ETFs to decline, the Fund’s share price will decline. Leveraged ETFs and Inverse ETF may add more risk if the market moves in the opposite direction.

Risks of Emerging Market Securities .   The closed-end funds or ETFs in which the Fund invests may have substantial investments in emerging market securities, which can involve additional risks relating to political, economic or regulatory conditions in those countries.  The economies of emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes.  The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries.  These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems.  Securities of issuers in these countries may be more difficult to sell at an acceptable price and may be more  volatile than securities issued in countries with more mature markets.  Investments in emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a country’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country.  Investments in emerging market countries may be considered speculative.

Who Is the Fund Designed For?

The Fund is designed primarily for investors seeking capital growth over the long term.  Those investors should be willing to assume the risks of short-term share price fluctuations and losses that are typical for an aggressive growth fund focusing on stocks of issuers in developing and emerging markets.  The Fund is not designed for investors needing current income.  The Fund is not a complete investment program.  You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

THE FUND’S PAST PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.  How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  More recent performance is available by calling the toll-free number on the back of this prospectus and on the Fund’s website at http://www.prasadseriestrust.com.

 The total return of the Fund for the quarter ended June 30, 2010 was -14.85% ..

During the period shown the highest return for a quarter was 85.04% (quarter ended December 31, 2008 ) and the lowest return for a quarter was   -29.67% (quarter ended June 30, 2000 ).

The following table shows the average annual total returns for the Fund’s shares.     After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Your actual after-tax returns, depending on your individual tax situation, may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The performance of the Fund’s shares is compared to that of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market .   Performance of the index includes reinvestment of income, but does not reflect fees, expenses or taxes.  The Fund’s investments vary from those in the index.

Average Annual Total Returns (for the periods ended December 31, 2009 )
	1 Year	5 Years	10 Years
Return Before Taxes	-12.29%	-3.71%	-7.61%
Return After Taxes on Distributions	-12.29%	-3.72%	-9.09%
Return After Taxes on Distributions and Sale of Fund Shares	-7.99%	-2.93%	-5.97%
S & P 500 INDEX (Reflects no deduction for fees, expenses or taxes)	25.93%	0.43%	(0.95)%

INVESTMENT ADVISER

Mutual Funds Leader, Inc. is the Fund’s investment adviser (“Adviser”).

PORTFOLIO MANAGER

Rajendra Prasad has been the portfolio manager of the Fund since its inception in 1998.

PURCHASE AND SALE OF FUND SHARES

  A minimum initial investment of $1,000 is required to open an account with subsequent minimum investments of $100. Investment minimums may be waived at the discretion of the Fund.  Shares may be purchased or redeemed through the transfer agent, Mutual Shareholder Services, LLC, 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147.

TAXES

If your shares are not held in a tax-deferred account, Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.   Fund distributions may be taxable upon withdrawal from tax deferred accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser or their related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND

ABOUT THE FUND’S INVESTMENTS

The allocation of the Fund’s portfolio among different types of investments will vary over time and the Fund’s portfolio might not always include all of the different types of investments described below.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

The Fund’s Principal Investment Strategies and Risks

The Fund seeks its investment objective of capital appreciation principally by investing at least 65% of its total assets in equity securities. The Fund emphasizes investments in equity securities of growth companies without limitation as to market capitalization.    Equity securities are common stocks and preferred stocks , as well as securities convertible into or exchangeable for common stocks or preferred stocks. The Fund may invest in companies of any size.  The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject as a whole.

Growth Investing

Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than that of the overall market.  Growth companies can be new companies or established companies that may be entering a growth cycle in their business.  Their anticipated growth may come from developing new products or services or from expanding into new or growing markets.  Growth companies may be applying new technologies, new or improved distribution methods or new business models that could enable them to capture an important or dominant market position.  They may have a special area of expertise or the ability to take advantage of changes in demographic or other factors in a more profitable way.  Although newer growth companies may not pay dividends for some time, their stocks may be valued because of their potential for price increases.  In selecting equity securities, the Adviser will seek to invest in companies which have high earnings growth rates and which currently demonstrate superior long term capital appreciation relative to other equity securities and the NASDAQ Composite and S&P 500.

 Growth companies may experience greater stock price fluctuations and risks of loss than larger, more established companies.   “Growth” stocks generally are more expensive relative to their earnings or assets than other types of stocks.    If a growth company’s earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply.  Consequently, “growth” stocks are more volatile than other types of stocks.  In particular, growth stocks are very sensitive to changes in their earnings.  Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund’s share price Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so.  During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. There is no assurance that the Fund’s “growth” style of investing will achieve its desired result.  In fact, the Fund may decline in value as a result of emphasizing this style of investing.Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so.  During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price.

Investments in Exchange-Traded Funds and Closed-End Funds

The Fund may invest up to 100% of its assets in exchange-traded funds (ETFs) and up to 10% of its assets in closed-end funds. ETFs and closed-end funds are pooled investment vehicles which provide investors with a fractional, undivided ownership interest in an underlying pool of assets.

The Fund may invest in both “traditional” and “non-traditional” ETFs.  Traditional ETFs are designed to mirror the performance of a broad-based market index such as the Standard & Poor’s 500 Index or some other benchmark.  Non-traditional ETFs  are relatively new and highly complex financial instruments which include “leveraged” ETFs and “inverse” ETFs.

Unlike traditional ETFs, leveraged and inverse ETFs seek investment returns on a basis other than a one-to-one long-only relationship to an underlying index.   Leveraged ETFs seek to deliver multiples of the performance of a particular index or benchmark.  Inverse ETFs seek to deliver performance which is the opposite of a particular benchmark. Leveraged and inverse ETFs incorporate a “reset” feature which is designed to achieve the stated investment objective on a daily basis. Because the reset feature can cause these ETFs to have unexpected results over multiple reset periods, investment returns can be unpredictable, especially in volatile markets.

The portfolio manager may emphasize investments in non-traditional ETFs as a hedging strategy during periods of falling stock prices.  However, the portfolio manager  has limited experience investing in non-traditional ETFs and there is no guarantee that this investment strategy will be successful.

The Fund will limit its investments in any single ETF to 3% of the acquired fund’s voting securities at the time of investment. Any investments made by the Fund, together with other funds and companies controlled by Prasad Series Trust, will be limited to 10% of the acquired fund’s voting securities at the time of investment . ETFs that have obtained exemptive orders (relieving them of such limits) may sell shares without regard to those limits, provided that they comply with the conditions set forth in those orders. The Fund will comply with applicable regulatory changes in connection with such investments. While investments in ETFs and closed-end funds offer special investment opportunities for capital appreciation, they are also subject to special risks.

General Risks.   Each of the underlying ETFs or closed-end funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one underlying EFT or closed-end fund than in another, it will have greater exposure to the risks of that underlying ETF or closed-e n d fund.  There is no guarantee that any of the ETFs or closed-end funds in which the Fund invests will achieve its investment objective.  The Fund’s ability to achieve its investment objective depends largely on its allocation of Fund assets among the underlying ETFs, closed-end funds and other securities in which it invests.

Increased Costs.  When the Fund invests in growth stocks indirectly through ETFs and closed-end funds, the Fund also incurs indirectly the additional fees and expenses associated with those funds.  These fees and expenses are based on the underlying expense ratios of those funds.  Any material change in the allocation of the Fund’s assets to such funds could increase or decrease the fees and expenses associated with such investments.

Additional Risks of Investments in ETFs and Closed-End Funds. The price of a closed-end fund or ETF can fluctuate within a wide range and the Fund could lose money investing in a closed-end fund or ETF the prices of the securities owned by the closed-end fund or ETF go down. In addition, (1) the market price of the shares of the closed-end fund or ETF may trade at a discount to their net asset value; (2) an active trading market for the shares of the closed-end fund or ETF may not develop or be maintained; or (3) trading of the shares of the closed-end fund or ETF may be halted if the listing exchange’s officials deems such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. To accomplish their objectives, leveraged and inverse ETFs pursue a range of investment strategies through the use of swaps, futures contracts, and other derivative instruments.  These complex financial instruments require close monitoring on a daily basis.  There is no assurance that the Fund’s purchase and sale of these non-traditional ETFs will be beneficial to the Fund’s performance.

Risks of Investments in Foreign Stocks.  The closed-end funds and/ or ETFs in which the Fund invests may have substantial investments in foreign securities which are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements to which U.S. companies are subject.  These differences may make it difficult for an underlying fund to evaluate a foreign company’s operations or financial condition.  Additional risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market. If these factors cause the net asset values of the closed-end funds or ETFs to decline, the Fund’s share price will decline. Leveraged ETFs and Inverse ETF may add more risk if the market moves in the opposite direction.

Temporary Defensive Investments

When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market mutual funds, high-quality short-term debt securities and money market instruments.  The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Portfolio Turnover

The Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and its investment policies may require.  The Fund engages in active and frequent trading of portfolio securities.  The Fund has experienced exceptionally high turnover in each of its most recent fiscal years.  The transaction costs attendant to this portfolio strategy will result in increased costs to the Fund.  A high rate of portfolio turnover in any year will increase brokerage commissions paid by the Fund, thus reducing the Fund’s total return, and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders when Fund shares are held in taxable accounts.

Changes to the Fund’s Investment Policies

The Fund’s fundamental investment policies cannot be changed without the approval of a majority of the Fund’s outstanding voting shares; however, the Fund’s Board can change non-fundamental policies without a shareholder vote. The Fund’s investment objective and certain of its investment policies described in the Statement of Additional are non-fundamental policies. Significant policies changes will be described in supplements to this prospectus. Shareholders will receive 60 days advance notice of any change in the Fund’s investment objective and/or its investment policy of investing at least 65% of its total assets in equity securities. A policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

HOW TO PURCHASE SHARES

Shareholders Accounts

When a shareholder invests in the Fund, Mutual Shareholder Services LLC (“Mutual Shareholder Services”), the Transfer Agent for the Fund, will establish an open account to which all full and fractional shares will be credited, together with any dividends and capital gains distributions, which are paid in additional shares unless the shareholder otherwise instructs the Transfer Agent.  Stock certificates will be issued for full shares only when requested in writing.  Each shareholder is notified of the status of his account following each purchase or sale transaction.

Initial Purchase

The initial purchase may be made by personal check or by wire from the investor’s account in the following manner:

By Check.  The Account Application which accompanies this Prospectus should be completed, signed, and, along with a personal check for the initial investment payable to Prasad Series Trust, mailed to:  Mutual Shareholder Services, 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147.  The Fund will not accept cash, cashier’s checks, money orders, credit card convenience checks or third party checks.

By Wire.  In order to expedite the investment of funds, investors may advise their bank or broker to transmit funds via Federal Reserve Wire System to:  US Bancorp, ABA #042 000 013, for further credit to Account No. 130100789440, Prasad Growth Fund.  Also provide the shareholder’s name and account number.  In order to obtain this needed account number and receive additional instructions, the investor may contact, prior to wiring funds, Mutual Shareholder Services, at (877) 772-7231.  The investor’s bank may charge a fee for the wire transfer of funds.  The Fund will not accept third party wire transfers.

Subsequent Purchases

Investors may make additional purchases in the following manner:

By Check.  Checks made payable to Prasad Series Trust should be sent, along with the stub from a previous purchase or sale confirmation, to Mutual Shareholder Services, 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147.

By Wire.  Funds may be wired by following the previously discussed wire instructions for an initial purchase.

By Telephone.  Investors may purchase shares up to an amount equal to 3 times the market value of shares held in the shareholder’s account in the Fund on the preceding day for which payment has been received, by telephoning Mutual Shareholder Services, at (877) 772-7231 and identifying their account by number.  Shareholders wishing to avail themselves of this privilege must complete a Telephone Purchase Authorization Form which is available from the Fund.  A confirmation will be mailed and payment must be received within 3 business days of date of purchase.  If payment is not received within 3 business days the Fund reserves the right to redeem the shares purchased by telephone, and if such redemption results in a loss to the Fund, redeem sufficient additional shares from the shareholder’s account to reimburse the Fund for the loss.  Payment may be made by check or by wire.  The Adviser has agreed to hold the Fund harmless from net losses resulting from this service to the extent, if any, not reimbursed from the shareholder’s account.  This telephone purchase option may be discontinued without notice.

Price of Shares

The price paid for shares of the Fund is the net asset value per share of the Fund next determined after receipt by the Transfer Agent of your purchase order in proper form, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt by the Transfer Agent of telephone instructions.  Net asset value per share is computed as of the close of business each day the New York Stock Exchange (NYSE) is open for trading and on each other day during which there is a sufficient degree of trading in the Fund’s investments to affect materially net asset value of its redeemable securities.  The  NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier than that on some days.   The NYSE is closed for certain holidays (e.g. New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) and it may close on other days occasionally for certain extraordinary events. All references to time in this Prospectus are to “Eastern Time”.

The assets of the Fund are valued primarily on the basis of market quotations.  Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Circumstances under which the Fund will utilize fair value pricing include, among others, situations in which the exchange on which a portfolio security is traded closes early and situations in which trading in a particular portfolio security was halted during trading hours and did not resume prior to the Fund’s net asset value calculation.  The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

Other Information Concerning Purchase of Shares

The Fund reserves the right to reject any order, to cancel any order due to non-payment and to waive or lower the investment minimums with respect to any person or class of persons.  If an order is canceled because of non-payment or because your check does not clear, you will be responsible for any loss that the Fund incurs.  If you are already a shareholder, the Fund can redeem shares from your account to reimburse itself for any loss.  The Adviser has agreed to hold the Fund harmless from net losses to the Fund resulting from the failure of a check to clear to the extent, if any, not recovered from the investor.  For purchases of $50,000 or more, the Fund may, in its discretion, require payment by wire or certified check.

HOW TO REDEEM SHARES

You can redeem some or all of your shares of the Fund on any regular business day. Shares of the Fund will be redeemed at the net asset value per share of the Fund next determined after receipt of the redemption request, if in good order, by the Transfer Agent.  See “Price of Shares.” Because the net asset value of the Fund’s shares will fluctuate as a result of changes in the market value of securities owned, the amount a stockholder receives upon redemption may be more or less than the amount paid for the shares.  Redemption proceeds will be mailed to the shareholder’s registered address of record or, if $5,000 or more, may be transmitted by wire, upon request, to the shareholder’s pre-designated account at a domestic bank.  The shareholder will be charged for the cost of such wire.  If shares have been purchased by check and are being redeemed, redemption proceeds will be paid only after the check used to make the purchase has cleared (usually within 15 days after payment by check).  This delay can be avoided if, at the time of purchase, the shareholder provides payment by certified or cashier’s check or by wire transfer.

Redemption by Mail

You can redeem shares of the Fund by mail by writing directly to the Funds’ Transfer Agent, Mutual Shareholder Services, 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147.  The redemption request must be signed exactly as the shareholder’s name appears on the registration form, with the signature guaranteed, and must include the account number.  If shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration.

If a shareholder is in possession of the stock certificate, these certificates must accompany the redemption request and must be endorsed as registered with a signature guarantee.  Additional documents may be required for registered certificates owned by corporations, executors, administrators, trustees or guardians.  A request for redemption will not be processed until all of the necessary documents have been received in proper form by the Transfer Agent.  A shareholder in doubt as to what documents are required should contact Mutual Shareholder Services at (877) 772-7231.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association.  A notary public is not an acceptable guarantor.  The Fund may in its discretion waive the signature guarantee in certain instances.

Redemption by Telephone

Shares may be redeemed by telephone by calling Mutual Shareholder Services at (877) 772-7231 between 9:00 A.M.  and 4:00 P.M.  Eastern Time on any day the New York Stock Exchange is open for trading.  An election to redeem by telephone must be made on the initial application form or on other forms prescribed by the Fund which may be obtained by calling the Fund at (877) 772-7231. This form contains a space for the shareholder to supply his own four digit identification number which must be given upon request for redemption.  The Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine.  If the Fund fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.  Any changes or exceptions to the original election must be made in writing with signature guaranteed, and will be effective upon receipt by the Transfer Agent.  The Transfer Agent and the Fund reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option without notice.  The minimum telephone redemption is $1,000.

Other Information Concerning Redemption

A shareholder who requests that the proceeds of a redemption of $5,000 or more be sent by wire transfer will be charged for the cost of such wire, which is $20.00 as of the date of this Prospectus (subject to change without notice).

The Fund reserves the right to take up to seven days to make payment if, in the judgment of the Fund’s Investment Adviser, the Fund could be affected adversely by immediate payment.  In addition, the right of redemption for the Fund may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary week-end and holiday closings), (b) when trading in the markets that the Fund normally utilizes is restricted, or when an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund’s investments or determination of its net asset value not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of the Fund’s shareholders.

Due to the high cost of maintaining accounts, the Fund has the right to redeem, upon not less than 30 days’ written notice, all of the shares of any shareholder if, through redemptions, the shareholder’s account has a net asset value of less than $1,000.  A shareholder will be given at least 30 days’ written notice prior to any involuntary redemption and during such period will be allowed to purchase additional shares to bring his account up to the applicable minimum before the redemption is processed.

Abusive Trading Practices

In order to protect shareholders, the Fund discourages excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies.  It is the Fund’s policy to reject purchases where excessive short-term or other abusive trading practices are detected.  Certain accounts (“omnibus accounts”) include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  While the Fund monitors for excessive short-term or other abusive trading practices, there can be no guarantee that the Fund will be successful in identifying this activity, particularly with respect to activity occurring within omnibus accounts.

INVESTMENT MANAGEMENT

The Investment Adviser

Since its inception in 1998, the Fund has retained as its investment adviser Mutual Funds Leader, Inc. (the “Adviser”), 1310 East Ocean Blvd., #1401, Long Beach, California 90802, an investment management firm founded in 1998.

Subject to the oversight of the Fund’s Board of Trustees, the Adviser manages the Fund’s assets, including buying and selling portfolio securities.  The Adviser also furnishes office space and certain administrative services to the Fund, and pays all operating expenses of the Fund except for brokerage, taxes, interest and extraordinary expenses.

The Adviser receives from the Fund as compensation for its services an annual fee of 1.5% of the Fund’s net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between the Fund and the Adviser is available in the Fund’s Annual Report to Shareholders dated March 31, 2010.

Portfolio Manager

Rajendra Prasad, M.D. has been the portfolio manager of the Fund since its inception in 1998.  Dr. Prasad is a physician who devotes approximately 20 hours per week to a part-time medical practice, primarily during hours when the New York Stock Exchange is closed for business.  He personally was registered as an investment advisor under the Investment Advisors Act of 1940 from 1992 to 1998 when he founded the Adviser and the Fund.  From 1993 to 1999, he published a monthly newsletter, “The Mutual Funds Leader,” which sought to guide investors in selecting mutual funds.  Prior to the inception of the Fund in 1998, neither the Adviser nor Dr. Prasad had any prior experience in advising mutual funds.

The Statement of Additional Information provides additional information about the portfolio manager’s (i) compensation, (ii) other accounts managed and (iii) ownership of securities in the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund declares and pays any dividends annually to shareholders.  Dividends are paid to all shareholders invested in the Fund on the record date.  The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually.  Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in Shares.  Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain.  Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns.  Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund.  Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions may be both dividends and capital gains.  Generally, distributions from the Fund are expected to be primarily capital gains distributions.  Redemptions and exchanges are taxable sales.  Please consult your tax adviser regarding your federal, state, and local tax liability.

GENERAL INFORMATION

US Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian for the Fund’s securities and cash.  Mutual Shareholder Services LLC, 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147, is the Fund’s Transfer, Redemption and Dividend Distributing Agent.

Sanville & Company, Certified Public Accountants, 1514 Old York Road, Abington, PA 19001, have been appointed as independent registered public accounting firm for the Fund.

The firm of Patricia C. Foster, Esq. PLLC, Pittsford, NY 14534 is legal counsel to the Fund.

A description of the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The Financial Highlights Table is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information been audited by Sanville & Company, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

	For the Years Ended March 31,
	2010	2009	2008	2007	2006

Net Asset Value, at Beginning of Year	$ 4.50	$ 5.55	$ 4.85	$ 6.26	$ 4.94

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	(0.07)	(0.02)	0.02	(0.03)	(0.02)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.30)	(1.03)	0.68	(1.38)	1.34
Total Income (Loss) from Investment Operations	(0.37)	(1.05)	0.70	(1.41)	1.32

Distributions from net investment income	0.00	0.00 †	0.00	0.00	0.00
Distributions from realized gains	0.00	0.00	0.00	0.00	0.00

Total Distributions	0.00	0.00 †	0.00	0.00	0.00

Net Asset Value, at End of Year	$ 4.13	$ 4.50	$ 5.55	$ 4.85	$ 6.26

Total Return **	(8.22)%	(18.87)%	1 1 4.43%	(22.52)%	26.72%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 481	$ 581	$ 725	$ 732	$ 1,144
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.27)%	(0.38)%	0.37%	(0.52)%	(0.28)%
Portfolio Turnover	2220%	1881%	1488%	976%	731%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

† Amount calculated is less than $0.005.

PRIVACY POLICY

In the course of doing business with Prasad Series Trust, you share personal and financial information with us.  We treat this information as confidential and recognize the importance of protecting access to it.

Collection of Customer Information

You may provide information when communicating or transacting with us in writing, electronically, or by phone.  For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us.  On occasion, such information may come from consumer reporting agencies and those providing services to us.

Disclosure of Customer Information

We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.  We may share that information with companies that perform services for Prasad Series Trust.  When we enter into such a relationship, our contracts restrict the companies' use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

Security of Customer Information

We maintain physical, electronic, and procedural safeguards to protect your personal information.  Within Prasad Series Trust, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services.

[BACK COVER]

TABLE OF CONTENTS

PAGE

THE FUND SUMMARY

2

Investment Objective

  2

Fees and Expenses of the Fund

  2

Principal Investment Strategies

  3

Principal Risks

4

The Fund’s Past Performance

  7

Investment Adviser

  8

Portfolio Manager

  8

Purchase and Sale of Fund Shares

  9

Taxes

  9

Payments to Broker-Dealers and Other Financial Intermediaries

  9

MORE ABOUT THE FUND AND YOUR ACCOUNT

9

About the Fund’s Investments

  9

How to Purchase Shares

13

How to Redeem Shares

15

Investment Management

17

Dividends Distributions and Taxes

18

General Information

18

Financial Highlights

18

Privacy Policy

20

The following additional information about the Fund is available without charge upon request:

Statement of Additional Information.  Additional Information about the Fund has been filed with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information dated July 28 , 2010. This document includes additional information about the Fund’s investment policies, risks and operations.  It is incorporated by reference into this Prospectus (which means that it is legally part of this Prospectus).

Annual and Semi-Annual Reports.  Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports to shareholders.  The annual report contains a discussion of market conditions and investment strategies that affected each Fund’s performance during its last fiscal year.

How to Get More Information

To obtain the Statement of Additional Information (“SAI”) without charge, call the Fund at (877) 772-7231.  You may also call this number to request the Fund’s Annual Report, to request the Fund’s Semi-Annual Report, to request other information about the Fund, and to make shareholder inquiries.  The Fund makes available its SAI and Annual and Semi-annual reports, free of charge, on the Fund’s internet site at www.prasad.net.  In addition, within 60 days after the end of each fiscal quarter, the Fund will provide on this internet site a list of its top portfolio holdings as of the end of such fiscal quarter.

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C., and information on the operation of the Public Reference Room can be obtained by calling 1-202- 551 -8090.  Information about the Fund is also available on the EDGAR Database on the Sec’s internet site at www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.  20549- 1520 ..

Prasad Series Trust

8000 Town Center Drive

Suite 400

Broadview Heights, Ohio 44147

(877) 772-7231

Investment Company Act File No: 811-8993

STATEMENT OF ADDITIONAL INFORMATION

PRASAD GROWTH FUND

8000 Town Center Drive

Suite 400

Broadview Heights, Ohio 44147

(877) 772-7231

Ticker Symbol:  PRGRX

Prasad Growth Fund (the “Fund”) is a non-diversified portfolio of Prasad Series Trust (the “Trust”) an open-end management investment company. This Statement of Additional Information is not a prospectus. It contains additional information about the Fund and supplements information in the Prospectus dated July 28 , 2010. It should be read together with the Prospectus. You can obtain a copy of the Fund’s Prospectus by writing to the Fund’s Transfer Agent at 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147 or by calling the Transfer Agent at the toll-free number shown above.

The date of this Statement of Additional Information is July 28 , 2010

TABLE OF CONTENTS

CAPTION

PAGE

Fund History

3

Investments and Risks

3

Management of the Fund

7

Ownership of Shares

11

Investment Advisory and Other Services

12

Brokerage Allocation

15

Capital Stock and Other Securities

16

Purchase, Redemption and Pricing of Shares

16

Taxation of Fund

17

Performance

17

Proxy Voting Policy

18

Financial Statements

18

FUND HISTORY

The Trust was organized as a business trust under the laws of the State of Delaware pursuant to an Agreement and Declaration of Trust dated July 31, 1998.

INVESTMENTS AND RISKS

Classification

The Fund is a non-diversified portfolio of the Trust, which is an open-end management investment company.

Investment Strategies and Risks

The Fund has an investment objective of obtaining capital appreciation.  The principal investment strategies used by the Fund to pursue this objective, together with the principal risks of investing in the Fund, are described in the Prospectus under the Caption “Fund Summary” – “Principal Investment Strategies.”

Described below are (i) certain other investment strategies (including strategies to invest in particular types of securities) which are not principal strategies and (ii) the risks of those strategies:

Options.  The Fund may invest up to 5% of its assets in put and call options which trade on securities exchanges.  Such options may be on individual securities or on indexes.  A put option gives the Fund, in return for the payment of a premium, the right to sell the underlying security or index to another party at a fixed price.  If the market value of the underlying security or index declines, the value of the put option would be expected to rise.  If the market value of the underlying security or index remains the same or rises, however, the put option could lose all of its value, resulting in a loss to the Fund.

A call option gives the Fund, in return for the payment of a premium, the right to purchase the underlying security or index from another party at a fixed price.  If the market value of the underlying security or index rises, the value of the call option would also be expected to rise.  If the market value of the underlying security or index remains the same or declines, however, the call option could lose all of its value, resulting in a loss to the Fund.

Warrants.  The Fund may invest up to 5% of its net assets in warrants, which are options to purchase a specified security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during a specified period of time.  If the market value of the underlying security remains the same or declines, the warrant could lose all of its value, resulting in a loss to the Fund.

Futures Contracts.  For the purpose of hedging the Fund’s investment in equity securities or its cash position, the Fund may invest up to 5% of its net assets in futures contracts for the purchase or sale of specific securities or stock indexes.  A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date.  Futures are generally bought and sold on commodity exchanges.

There are several risks in connection with the use of futures contracts.  In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss.  Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into futures contracts on debt securities or stock indexes.

In addition, the market price of futures contracts may be affected by certain factors.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets.  Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Finally, positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures.  There is no assurance that a liquid secondary market on an exchange or board of trade will exist at any particular time.

Short Sales.  The Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges or on NASDAQ.  Short selling involves the sale of borrowed securities.  At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender.

Since short selling can result in profits when stock prices generally decline, the Fund in this manner can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market.  However, the Fund could, at any given time, suffer both a loss on the purchase or retention of one security if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value.  When a short position is closed out, it may result in a short term capital gain or loss for federal income tax purposes.  Moreover, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent that the net asset value of a mutual fund that does not engage in short sales.

No short sales will be effected which will, at the time of making such short sale transaction and giving effect thereto, cause the aggregate market value of all securities sold short to exceed 25% of the value of the Fund’s net assets.  The value of the securities of any one issuer that have been shorted by the Fund is limited to the lesser of 2% of the value of the Fund’ net assets or 2% of the securities of any class of the issuer.  In addition, to secure the Fund’s obligation to replace any borrowed security, it will place in a segregated account, an amount of cash or U.S. Government securities equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or U.S. Government securities originally deposited with the broker in connection with the short sale (excluding the proceeds of the short sale).  The Fund will thereafter maintain daily the segregated amount at such a level that the amount deposited in it plus the amount originally deposited with the broker as collateral will equal the greater of the current market value of the securities sold short or the market value of the securities at the time they were sold short.  The Fund may make short sales “against the box”, i.e., sales made when the Fund owns securities identical to those sold short.

Fund Policies

The Fund has adopted the following fundamental investment policies and restrictions.  These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund.  As defined in the Act, the “vote of a majority of the outstanding voting securities” of the Fund means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.  Except as set forth in the Prospectus or this Statement of Additional Information, the Fund may not:

1.

 Invest more than 25% of the value of such Fund’s total assets in securities of companies in a particular industry (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities).

2.

Purchase the securities of any issuer if, as a result, more than 10% of the value of the Fund’s net assets would be invested in securities that are not readily marketable.

3.

 With respect to 50% of the total assets of the Fund, purchase a security of any issuer (other than cash, money market mutual funds and obligations issued or guaranteed by the United States Government, its agencies and instrumentalities) if such purchase would cause the Fund’s holdings of that issuer to amount to more than 5% of the Fund’s total assets.

4.

Invest more than 25% of the value of its assets in a single issuer (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities).

5.

Invest in securities of other registered investment companies, except by purchase in the open market involving only customary brokerage commissions, or except as part of a merger, consolidation, reorganization or acquisition.

6.

Invest in securities of any registered closed-end investment company, if immediately after such purchase or acquisition such Fund would own more than 1% of the total outstanding voting stock of such closed-end company.

7.

Invest more than 10% of the Fund’s net assets in securities for which market quotations are not readily available and repurchase agreements maturing in more than seven days.

8.

Lend money or securities, provided that the making of interest-bearing demand deposits with banks and the purchase of debt securities in accordance with its objective and policies are not prohibited.

9.

Borrow money except for temporary or emergency purposes from banks (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund’s net assets; or pledge the Fund’s securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowings secured thereby.

10.

Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

11.

Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund’s net assets would be invested in premiums on put and call options, combinations thereof or similar options.

12.

Purchase or retain the securities of any issuer if any of the officers or Trustees of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

13.

Invest for the purpose of exercising control or management of another issuer.

14.

Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

15.

Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

16.

Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

17.

Issue senior securities as defined in the Act.

18.

 Purchase securities subject to restrictions on disposition under the Securities Act of 1933.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

MANAGEMENT OF THE FUND

Oversight Role of the Board of Trustees; Board Composition and Structure

The  role of the Board of Trustees in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund have responsibility for the day-to-day management of the Fund.   For example, the Adviser has responsibility for managing the Fund’s portfolio, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). In connection with its oversight role, the Board, or a subset of the Board consisting of two independent trustees, interacts with and receives reports from senior personnel of the Fund’s service providers, which include, among others, senior investment personnel of the Adviser (including personnel with responsibility for management of the Fund’s portfolio), the Fund’s Chief Compliance Officer and the Adviser’s Chief Compliance Officer.  Rajendra Prasad, Chairman of the Board, also serves as the Fund’s Portfolio Manager, the Fund’s Chief Compliance Officer, the Fund’s Chief Financial officer, and the Adviser’s Chief Compliance Officer.  The scope of the Board’s  oversight responsibility requires that the Board take these multiple roles into account.

Although the Board’s does not have any committees, the independent trustees have access to, the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as periodic presentations relating to specific operational and investment functions, such as trading practices (including brokerage allocation and execution) and investment research. From time to time, the Board also receives reports from counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address a variety of operational and compliance matters.  In addition, the Adviser has adopted certain policies, procedures and controls designed to address particular risks to the Fund’s portfolio. However, the Board recognizes that it is not possible to eliminate all of the risks which might affect the Fund’s Portfolio. The Board’s oversight role does not make the Board a guarantor of the Fund’s portfolio activities.

 The 1940 Act requires that at least 40% of the Fund’s trustees  be trustees who are not “interested trustees” within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”). Moreover, in order to rely o rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Trustees  must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, two-thirds of the Fund’s Trustees are Independent Trustees.  Although the Board does not currently have an independent Chairman, the Independent Trustees have designated a lead Independent Trustee who chairs meetings or executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas and facilitates communication among the Independent Trustees, and management. The Independent Trustees do not have counsel separate from counsel to the Fund.

The Board has determined that its leadership structure, in which the Independent Trustees have designated a lead Independent Trustee to function as described above, is appropriate in light of the services that the Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

The Board of Trustees has no committees to which specific functions are delegated.  For example, the Board of Trustees does not currently have an Audit Committee or an Audit Committee Financial Expert.  The Board of Trustees believes that, given the relatively small size of the Fund, it is not necessary to have an Audit Committee or an Audit Committee Financial Expert.

Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board member that  has led the Board to conclude that he should serve as a Trustee of the Fund.

Each of the Independent Trustees has served on the Board for the number of years set forth in the chart below, during which he has become familiar with the Fund’s financial, accounting, regulatory and investment matters and has contributed to the deliberations  of the Board.

   The following table provides biographical information with respect to each current Trustee of the Fund who is not an interested person of the Fund as defined in Section 2(a)(19) of the 1940 Act.

Name, Address and Age	Position Held With the Trust	Term of Office(1) and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Director-ships Held by Trustee
Manu Hinduja 17082 Greentree Lane Huntington Beach, CA 92649 Age: 59	Trustee	Since 2006	Director, GRS Service, Inc.; Director, Huntington Resources, Inc.	1	2
Ratan Lalchandani 6823 Alta Vista Dr Rancho Palos Verdes, CA 90275 Age 66	Trustee	Since February, 2003	Retired; Chief Information Officer, AppleCare Medical Management until 2004.	1	0

 (1) Each trustee holds office for an indefinite term until the earlier of (i) the election of his or her successor or (ii) the date the trustee dies, resigns or is removed.

The following table provides biographical information with respect to each current Trustee of the Fund who is an interested person of the Fund as defined in Section 2(a)(19) of the 1940 Act.

Name, Address and Age	Position Held With the Trust	Term of Office(1) and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Director-ships Held by Trustee
Rajendra Prasad, M.D.* 1310 East Ocean Blvd., #1401 Long Beach, CA 90802 Age: 64	Chairman Chief Financial Officer Trustee	Since 1998	Portfolio Manager for Prasad Growth Fund; Physician in Private Practice	1	1

Rajendra Prasad is an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act by reason of his positions as President and controlling shareholder of the Fund’s investment adviser, Mutual Funds Leader, Inc.

No officer, director or employee of Mutual Funds Leader Inc. (the “Adviser”) receives any compensation from the Trust for serving as an officer or Trustee of the Trust.  In addition, no Trustee who is not an officer, director or employee of the Adviser receives any compensation for serving as such.  The fees paid to the incumbent Trustees for the fiscal year ended March 31, 2010 , which are the only compensation or benefits payable to Trustees, are summarized in the following table:

COMPENSATION TABLE

Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustee

Manu Hinduja	$0	$0	$0	$0
Rajendra Prasad	$0	$0	$0	$0
Ratan Lalchandani	$0	$0	$0	$0

SHARE OWNERSHIP

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of  June 30, 2010.

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Rajendra Prasad	Over $100,000	Over $100,000

Manu Hinduja	None	None

Ratan Lalchandani	None	None

*Based on June 30, 2010 net asset value of $4.07 per share.

The Fund and the Investment Advisor have adopted a Code of Ethics under rule 17j-1 of the Investment Company Act.  The code permits personnel to invest in securities, including securities that may be purchased or held by the Fund.

PRINCIPAL  SHAREHOLDERS

As of  June 30, 2010, the following persons were known by the Fund to be the beneficial owners of more than 5% of the shares of the Fund:

Name and Address	Percentage of Ownership
Advanced Clearing Corp. 4211 S. 102nd Street Omaha, NE 08103-2226	7.86%

Rajendra Prasad IRA 1310 East Ocean Blvd., #1401 Long Beach, CA 90802	21.28%

Coast Hematology Oncology PSPP 2690 Pacific Ave., Ste. 260 Long Beach, CA 90806	17.01%

*Rajendra Prasad may be deemed to “control” the Fund as a result of his positions with the Investment Adviser.

As of June 30, 2010, all officers and Trustees as a group beneficially owned  25,112 shares, constituting 21.28% of the outstanding shares of the Fund. As noted above, 21.28% of the outstanding shares of the Fund on that date were owned of record by the Rajendra Prasad IRA. Neither Manu Hinduja nor Ratan Lalchandani owned shares of the Fund as of that date.   The Trustees and Officers of the Fund as a “group” may be deemed to control the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Mutual Funds Leader, Inc. is the investment adviser for the Fund (the “Adviser”).  Rajendra Prasad is the president and a principal shareholder of the Adviser and, therefore, is deemed to be in control of the Adviser.

As compensation for the Adviser’s services rendered to the Fund, the Fund pays a fee, computed and paid monthly, at an annual rate of 1.5% of the net assets of the Fund.  For the fiscal years ended March 31, 2010, March 31, 2009, and March 31, 2008, the Adviser received management fees from the Fund in the amounts of $ 9,637  $10,388, and $11,258 respectively.

Subject to the oversight of the Fund’s Trustees, the Adviser manages the Fund’s portfolio in accordance with the stated policies of the Fund.  The Adviser makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions.  In addition, the Adviser furnishes office facilities and clerical and administrative services, and pays all operating expenses of the Fund except for brokerage, taxes, interest and extraordinary expenses.  In addition, subject to the direction of the Fund’s Board of Trustees, the Adviser is responsible for the overall management of the business affairs of the Fund.

Brokerage fees and commissions, taxes, interest and extraordinary expenses are paid by the Fund.

Other Service Providers

The Fund has entered into an Administration Agreement with Mutual Shareholder Services LLC (“MSS”), pursuant to which MSS has agreed to act as the Fund’s Transfer, Redemption and Dividend Disbursing Agent.  As such, MSS maintains the Fund’s official record of shareholders and is responsible for crediting dividends to shareholders’ accounts. In consideration of such services, the Adviser pays MSS an annual fee, paid monthly, equal to $9.75 per shareholder account (with a monthly minimum of $775) plus $12 per month for each state in which the Fund is registered under such state’s securities laws, plus out-of-pocket expenses.  In addition, the Fund has entered into an Accounting Services Agreement with MSS, pursuant to which MSS has agreed to provide portfolio pricing and related services, for the payment of an annual fee of $21,000 for the first $25,000,000 in net assets, $10,500 for the next $25,000,000 in net assets and $5,750 for each additional $25,000,000 in net assets, plus out-of-pocket expenses.  These fees are paid by the Adviser.  For the fiscal year ended March 31, 2010, the Adviser paid MSS fees under the Administration Agreement and the Accounting Services Agreement in the amounts of $ 3,255  and $ 7,350 , respectively.

US Bank, 425 Walnut Street, Cincinnati, Ohio 45202, serves as the Fund’s custodian.  As custodian, US Bank maintains custody of the Fund’s cash and portfolio securities.

Sanville & Company, certified public accountants located at 1514 Old York Road, Abington, PA 19001, has been selected as for the Fund.  In such capacity, Sanville & Company periodically reviews the accounting and financial records of the Fund and examines its financial statements.

PORTFOLIO MANAGER

Other Accounts Managed

Rajendra Prasad is the portfolio manager of the Fund.  As of March 31, 2010,  Dr. Prasad was primarily responsible for the day-to-day management of the portfolios of the following accounts other than the Fund:

	Number of Accounts	Total Assets Managed
Registered investment companies	0	0
Other pooled investment vehicles	0	0
Other accounts	1

In addition to his responsibilities for the day-to-day management of the Fund’s portfolio, Dr. Prasad manages one additional portfolio. The Portfolio Manager’s dual roles could result in conflicts of interest between his responsibilities to the Fund and his responsibilities to the additional portfolio. Such conflicts could occur whether the investment objectives and strategies of the additional portfolio are the same as, or different, from, the Fund’s investment objectives and strategies. However, the potential for such conflicts is lessened where, as here, the investment objectives and strategies of the additional portfolio are different from those of the Fund.   For example, the Portfolio Manager does not have a need to allocate investment opportunities between the Fund and the additional portfolio because the securities eligible for purchase by the other portfolio are not eligible for purchase by the Fund.  Neither the Fund nor the other portfolio compensates the Adviser for its services in the form of a performance fee. The Advisor’s compliance procedures and Code of Ethics recognize the Adviser’s fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another.  It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. None of the fees on these accounts is based on performance.

Compensation

Dr. Prasad does not receive any compensation from the Adviser for services he performs for the Adviser.

Ownership of Shares

As of March 31, 2010, Dr. Prasad beneficially owned shares in the Fund having a dollar value between $100,000-$150,000.

DISCLOSURE OF PORTFOLIO HOLDINGS

Generally, the Fund discloses its portfolio holdings only (i) in annual and semi-annual reports to shareholders, (ii) in Form NQ filings made with 60 days after the end of each fiscal quarter with the Securities and Exchange Commission and (iii) on the Fund’s internet site www.prasad.net within 60 days after the end of each fiscal quarter, which information is current as of the end of such fiscal quarter.  The Fund will update the web-site within one business day after completing the quarterly NQ filing containing the same information.

In addition to portfolio holdings disclosures made to the public, the Fund provides portfolio information to third party service providers.  As of the date of this Statement of Additional Information, these persons are limited to the Fund’s accounting and transfer agent, Mutual Shareholder Services (full portfolio daily, no lag), custodian, U.S. Bank, N.A. (full portfolio daily, no lag), , independent public accounting firm, Sanville & Company (full portfolio semi-annually, 15 day lag), and printer (full portfolio, semi-annually, 45 day lag).  When authorized by the Chairman of the Fund, portfolio holdings information may be given more frequently than as just described to third party Fund service providers.  Also, on occasion the Fund may disclose one or more individual holdings to pricing or valuation services for assistance in considering the valuation of the relevant holdings.  The Fund does not believe that disclosure of portfolio information as described in this paragraph creates any conflict between the interests of Fund shareholders and the interests of the Adviser (or its affiliates).  Any potential conflicts of interest which may arise will be resolved by the Board of Trustees in the best interests of Fund shareholders.  The entities to whom the Fund provides holdings information, either by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed and refrain from trading on such information.  Neither the Fund nor the Advisor (nor its affiliates) receives any compensation in connection with disclosure of information to these parties.

These Fund policies and procedures will be reviewed by the Board of Trustees on an annual basis, for adequacy and effectiveness, in connection with the Funds’ compliance program under Rule 38a-1 under the Investment Company Act.  In addition, the Chairman will make a quarterly report to the Board of Trustees regarding compliance with these policies and procedures.

BROKERAGE ALLOCATION

Decisions to buy and sell securities for the Fund are made by the Adviser subject to periodic review and continuing oversight by the Fund’s Trustees.  Portfolio transactions for the Fund are effected by or under the supervision of the Adviser.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or markup.  The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s markup or markdown.

In executing portfolio transactions and selecting brokers and dealers, it is the Fund’s policy to seek the best overall terms available.  The Investment Advisory and Administration Agreement provides that, in assessing the best overall terms available for any transaction, the Adviser shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.  In addition, the Investment Advisory and Administration Agreement authorizes the Adviser, in selecting brokers or dealers to execute a particular transaction, and, in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

The Fund’s Board of Trustees periodically reviews the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund.  It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised.  Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts.  T he Adviser’s fee under the Investment Advisory and Administration Agreement is not reduced by reason of the Adviser’s receiving such brokerage and research services.

During the fiscal years ended March 31, 2010,  March 31, 2009, and  March 31, 2008, the aggregate amount of brokerage commissions paid by the Fund were $ 11,736 ,  $9,266 and  $8,882, respectively.

CAPITAL STOCK AND OTHER SECURITIES

The Declaration of Trust provides for the issuance of an unlimited number of authorized shares of beneficial interest in the Fund.  Shareholders are entitled to one vote for each full and fractional share on such matters as shareholders are entitled to vote.

Upon issuance and sale in accordance with the terms of the Prospectus, each share will be fully paid and non-assessable.  Shares of the Fund have no preemptive, subscription or conversion rights.  The Declaration of Trust also provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every agreement, obligation or instrument entered into or executed by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The information pertaining to the purchase and redemption of the Fund’s shares appearing in the Prospectus under the captions “How To Purchase Shares” and “How To Redeem Shares” is hereby incorporated by reference.

The price paid for shares of the Fund is the net asset value per share next determined after receipt by the Transfer Agent of properly identified purchase funds, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt of telephone instructions.  Net asset value per share is computed as of the close of business (currently 4:00 P.M., New York time) each day the NYSE is open for trading and on each other day during which there is a sufficient degree of trading in the Fund’s investments to affect materially net asset value of its redeemable securities.  The  NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier than that on some days.  All references to time in this Statement of Additional Information are to “Eastern Time”.

For purposes of computing the net asset value per share of the Fund, securities listed on a national securities exchange or on the NASDAQ National Market System will be valued on the basis  of the last sale of the date on which the valuation is made or, in the absence of sales, at the closing bid price.  Over-the-counter securities will be valued on the basis of the bid price at the close of business on each day or, if market quotations are not readily available, at fair value as determined in good faith by the Board of Trustees.  Options having neither a closing bid nor last sale price on the valuation date are priced at zero.  Unless the particular circumstances (such as an impairment of the credit-worthiness of the issuer) dictate otherwise, the fair market value of short-term securities with maturities of 60 days or less shall be their amortized cost.  All other securities and other assets of the Fund will be valued at their fair value as determined in good faith by the Board of Trustees.

TAXATION OF THE FUND

The Fund intends to qualify each year as a “regulated investment company” under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  Qualification as a regulated investment company will result in the Fund’s paying no taxes on net income and net realized capital gains distributed to shareholders.  If these requirements are not met, the Fund will not receive special tax treatment and will pay federal income tax, thus reducing the total return of the Fund.

Statements as to the tax status of each shareholder’s dividends and distributions will be mailed annually by the Fund’s transfer agent.  Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

PERFORMANCE

From time to time, the Fund may advertise performance data represented by a cumulative total return or an average annual total return.  Total returns are based on the overall or percentage change in value of a hypothetical investment in a Fund and assume all of the Fund’s dividends and capital gain distributions are reinvested.  A cumulative total return reflects the Fund’s performance over a stated period of time.  An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund’s performance had been constant over the entire period.  Because average annual returns tend to smooth out variations in the Fund’s returns, it should be recognized that they are not the same as actual year-by-year results.

Performance may be compared to well-known indices such as the Dow Jones Industrial Average, S&P 500, NASDAQ Composite or alternative investments such as Treasury Bills.  Also, the Fund may include published editorial comments compiled by independent organizations such as Lipper Analytical Services or Bloomberg or Morningstar, Inc.

All performance information is historical in nature and is not intended to represent or guarantee future results.  The value of Fund shares when redeemed may be more or less than their original cost.

Further information about the performance of the Fund is contained in the Fund’s Annual Report to Shareholders which may be obtained from the Fund without charge.

PROXY VOTING POLICY

The Fund has adopted a Proxy Voting Policy setting forth the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities.  A copy of this Proxy Voting Policy is attached to this Statement of Additional Information.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling the Funds at (877) 772-7231 or on the Funds’ internet site at www.prasad.net and (2) on the SEC’s internet site at www.sec.gov.

FINANCIAL STATEMENTS

The financial statements as presented in the March 31, 2010 Annual Report of the Fund are incorporated in this Statement of Additional Information by reference.  The financial statements included in the Annual Report for the year ended March 31, 2010 have been audited by Sanville & Company, whose report thereon appears in the Annual Report.  You can obtain additional copies of the Annual Report at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information or by visiting the Funds’ internet set at www.prasad.net. The Fund’s Annual Report to the shareholders was filed with SEC on  May 28 , 2010.

PROXY VOTING POLICY

Prasad Series Trust (the “Fund”)

Mutual Funds Leader Inc. (the “Adviser”)

We have adopted this voting policy which we believe is reasonably designed to ensure that we vote proxies in the best interests of the Fund and its shareholders, consistently with stated investment objectives.

We use what we believe are reasonable efforts to identify circumstances in which there is a conflict of interest in voting proxies between the interests of Fund shareholders, on the one hand, and those of the Advisor or any affiliated person of the Advisor, on the other hand.

Where there is no relevant, inconsistent stated investment objective, we vote proxies relating to the following substantive matters as described with respect to each matter listed below.  Where a proxy proposal is presented which is not listed below, we will vote in accordance with the most similar applicable policy which is stated below, or on a case-by-case basis in the manner which we believe will maximize the client’s investment return.  if we have identified a conflict of interest and have no general proxy voting policy on the matter presented, we will take other reasonable steps to help assure that the votes cast are in the client’s best interests.

Our voting policies are premised on the following principles:

•

maximization of each investment’s return is the primary component of the Fund’s best interests;

•

good corporate governance will help maximize investment returns;

•

increasing shareholder involvement in corporate governance will help maximize investment returns;

•

antitakeover defenses inhibit maximization of investment returns; and

•

self-dealing by or conflicts of interest of company insiders are not in the Fund’s best interests.

Specifically, with regard to the commonly voted on areas shown below, we generally vote as follows:

I.  The Board of Directors

Generally, unless we find an important reason to withhold votes of an uncontested nominee we vote to elect such nominees.  However, in cases of significant votes and when information is readily available, we may also review, before making our decision, such factors as the long-term corporate performance record relative to a relevant market index or indices, the composition of the board and key board committees, the nominee’s investment in the company, director compensation or other factors.

II.  Proxy Contests

Votes in a contested election of directors are evaluated on a case-by-case basis evaluating what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met.

III.  Auditors

We generally vote in favor of the proposed auditor.

IV.  Anti-Takeover Defenses

Generally, we vote against proposals to institute anti-takeover defenses.

V.  Social and Environmental Issues

Generally, we vote against shareholder social and environmental proposals because our focus is on the economic objectives of the Fund.

VI.  Extraordinary Business Combination Transactions

Votes on mergers and or acquisitions and corporate restructuring proposals or considered on a case-by-case basis, taking into account the following:

•

Anticipated financial and operational benefits

•

Offer price (cost v. premium)

•

Prospects of the resulting company

VII.  Executive and Director Compensation

In general, we vote for executive and director compensation plans which reward the creation of shareholder wealth by having a relatively high payout sensitivity to increases in shareholder value.

PART C

OTHER INFORMATION

Item 28 ..  Exhibits.

1.

The following exhibit is filed herewith:

J.

Consent of Independent Registered Public Accounting Firm

2.

The following exhibits are incorporated by reference as noted or are not applicable:

Exhibit

Description

a .

Amended and Restated Declaration of Trust. (1)

b .

Amended and Restated By-Laws. (1)

c .

Not Applicable ..

d .1.

Investment Advisory and Administration Agreement. (1)

d .2.

Amendment to Investment Advisory and Administration Agreement. (3)

e .

Not Applicable ..

f .

Not Applicable ..

g .

Custody Agreement. (4)

h .1.

Administration Agreement. (1)

h .2.

Accounting Services Agreement. (1)

i .

Opinion and consent. (2)

k .

Not Applicable ..

l .

Subscription Agreement. (2)

m .

Not Applicable ..

p .

Codes of Ethics of Fund and Investment Adviser (5)

(1)

Incorporated by reference to the corresponding exhibit to the Registration Statement.

(2)

Incorporated by reference to the corresponding exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.

(3)

Incorporated by reference to the corresponding exhibit to Post-Effective Amendment No. 1 to the Registration Statement.

(4)

Incorporated by reference to the corresponding exhibit to Post-Effective Amendment No. 7 to the Registration Statement.

(5)

Incorporated by reference to the corresponding exhibit to Post-Effective Amendment No. 8 to the Registration Statement.

Item 29 ..

Persons Controlled by or Under Common Control with Registrant.

The Fund and the Adviser may be deemed to be under common control of Rajendra Prasad, the Chairman of the Fund and President of the Adviser.

Item 30 ..

Indemnification

Reference is made to Article IV of the Registrant’s Agreement and Declaration of Trust filed as Exhibit a.  The application of these provisions is limited by Article 10 of the Registrant’s Amended and Restated By-laws filed as Exhibit b and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 31 ..

Business and Other Connections of the Investment Adviser.

Rajendra Prasad, M.D., whose principal business address is 1310 East Ocean Blvd., Unit #1401, Long Beach, CA 90802 , is the President and sole shareholder of the Adviser as well as a Trustee, the Chief Executive Officer and the Chief Financial Officer of Prasad Series Trust.  He serves as Chief Compliance Officer for both the Adviser and the Trust.  He has been the portfolio manager of the Fund since its inception in 1998.  Dr. Prasad is also a physician who devotes approximately 20 hours per week to a part-time medical practice, primarily during hours when the New York Stock Exchange is closed for business.  Dr. Prasad is also a  trustee of the Oceanstone Fund, an open-end investment management company.

Item 32 ..

Principal Underwriters.

Not applicable.

Item 33 ..

Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147, except that all records relating to the activities of the Fund’s Custodian are maintained at the office of the Custodian, U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45202.

Item 34 ..

Management Services.

Not Applicable.

Item 35 ..

Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Amendment meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Long Beach, State of California, on the 22nd  day of July, 2010.

PRASAD SERIES TRUST

/S/  Rajendra Prasad_________

By:  Rajendra Prasad, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature

Title

Date

/S/  Rajendra Prasad______

Rajendra Prasad

Chairman, Treasurer

July 22, 2010

and Trustee (Principal

Executive Officer,

Financial Officer and

Accounting Officer)

/S/  Manu Hinduja________

Manu Hinduja

Trustee

July 22, 2010

/S/  Ratan Lalachandani____

Ratan Lalchandani

Trustee

July 22, 2010

PRASAD SERIES TRUST

POST-EFFECTIVE  AMENDMENT NO. 15-16

EXHIBIT INDEX

LIST OF EXHIBITS

1.j.

Consent of Sanville & Company